UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 19, 2010

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

General. Under this Item, we are reporting (i) the January 20, 2010 execution of an accession agreement for additional Facility V of the UPC Broadband Holding Bank Facility and the related issuance of the Senior Secured Notes of UPCB Finance and (ii) the January 19, 2010 execution of accession agreements for additional Facilities S3 and T5 under the UPC Broadband Holding Bank Facility, with each capitalized term as defined below.

Facility V of the UPC Broadband Holding Bank Facility and the Senior Secured Notes.  On January 20, 2010, UPCB Finance Limited (UPCB Finance), issued €500.0 million ($705.8 million at the transaction date) principal amount of  7 5/8% senior secured notes (the Senior Secured Notes), at an issue price of 99.138%, resulting in cash proceeds of €495.7 million ($699.7 million at the transaction date). The Senior Secured Notes mature on January 15, 2020. UPCB Finance is incorporated under the laws of the Cayman Islands, as a special purpose financing company, for the primary purpose of facilitating the offering of the Senior Secured Notes and is owned 100% by a charitable trust.

UPCB Finance, which has no material business operations, used the proceeds from the Senior Secured Notes to fund a new additional facility (Facility V) of the senior secured bank facility, as amended from time to time, of UPC Broadband Holding BV (the UPC Broadband Holding Bank Facility), with UPC Financing Partnership (UPC Financing) as the borrower.  UPC Financing used the proceeds from Facility V to reduce outstanding amounts under Facilities M and Q under the UPC Broadband Holding Bank Facility through (i) the novation of €152.7 million ($215.6 at the transaction date) of commitments under Facility M to UPC Broadband Operations B.V. (UPC Broadband Operations), a subsidiary of UPC Broadband Holding, and (ii) the use of the remaining €347.3 million ($490.2 million at the transaction date) to repay borrowings under Facility Q.  UPC Financing and UPC Broadband Holding BV (UPC Broadband Holding) are (i) borrowers under the UPC Broadband Holding Bank Facility and (ii) direct subsidiaries of UPC Holding BV (UPC Holding).  UPC Holding is an indirect subsidiary of Liberty Global, Inc. (LGI).

UPCB Finance is dependent on payments from UPC Financing under Facility V in order to service its payment obligations under the Senior Secured Notes. Although UPC Financing has no equity or voting interest in UPCB Finance, the Facility V loan creates a variable interest in UPCB Finance for which UPC Financing is the primary beneficiary, as contemplated by generally accepted accounting principles in the United States (U.S. GAAP). As such, UPC Financing and its parent entities, including UPC Holding and LGI, will be required by the provisions of U.S. GAAP to consolidate UPCB Finance following the issuance of the Senior Secured Notes.  As such, the amounts outstanding under Facility V will eliminate in UPC Holding’s and LGI’s consolidated financial statements.

The Senior Secured Notes have been issued pursuant to an indenture (the Indenture), dated January 20, 2010, between, among others, UPCB Finance and The Bank of New York Mellon, as trustee.

Facility V is made pursuant to an Additional Facility V Accession Agreement (the Facility V Accession Agreement). Pursuant to the Facility V Accession Agreement, the call provisions, maturity and applicable interest rate for Facility V are the same as those of the Senior Secured Notes.

UPCB Finance, as a lender under the UPC Broadband Holding Bank Facility, will be treated the same as the other lenders under the UPC Broadband Holding Bank Facility and will have benefits, rights and protections that are similar to those benefits, rights and protections afforded to the other lenders. Through the covenants in the Indenture and the security interests over (i) all of the issued shares of UPCB Finance and (ii) Facility V, granted to secure UPCB Finance’s obligations under the Senior Secured Notes, the holders of the Senior Secured Notes will be provided indirectly with the benefits, rights and protections granted to UPCB Finance as a lender under the UPC Broadband Holding Bank Facility.

The Senior Secured Notes are non-callable until January 15, 2015. At any time prior to January 15, 2015, upon the occurrence of an Early Redemption Event (being a voluntary prepayment of all or a portion of Facility V), UPCB Finance will redeem an aggregate principal amount of the Senior Secured Notes equal to the amount of Facility V prepaid, at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest and additional amounts, if any, to the applicable redemption date. On or after

January 15, 2015, upon the occurrence of an Early Redemption Event (as defined in the Indenture), UPCB Finance will redeem an aggregate principal amount of the Senior Secured Notes equal to the principal amount of Facility V prepaid at the following redemption prices (expressed as a percentage of the principal amount), plus accrued and unpaid interest and additional amounts, if any, to the applicable redemption date, if redeemed during the twelve month period commencing on January 15  of the years set out below:

Year	Redemption Price

2015	103.813%
2016	102.542%
2017	101.271%
2018 and thereafter	100.00%

The Initial Purchasers of the Senior Secured Notes were Credit Suisse, Barclays Capital, BNP Paribas, Calyon, HSBC and The Royal Bank of Scotland.

Facilities S3 and T5 of the UPC Broadband Holding Bank Facility. On January 19, 2010 the existing Facility S and existing Facility T, under the UPC Broadband Holding Bank Facility, were increased by a (i) €40.0 million ($57.2 million at the transaction date) term loan facility (Facility S3) made pursuant to an Additional Facility S Accession Agreement (the Facility S3 Accession Agreement) and a (ii) $162.0 million term loan facility (Facility T5) made pursuant to an Additional Facility T Accession Agreement (the Facility T5 Accession Agreement). Pursuant to the Facility S3 Accession Agreement and the Facility T5 Accession Agreement, certain lenders (the Rolling Lenders) under the existing Facility P under the UPC Broadband Holding Bank Facility (Facility P) agreed to roll their Facility P commitments into the new Facility S3 or T5, as applicable, by novating their Facility P commitments to UPC Broadband Operations B.V. (UPC Broadband Operations), a direct subsidiary of UPC Broadband Holding, and entering into the new Facility S3 and T5 as relevant. UPC Broadband Operations, the initial lender under Facility S3 and T5, novated its Facility S3 and Facility T5 commitments to the Rolling Lenders. Facility S3 will bear interest at a rate of EURIBOR plus 3.75%. Facility T5 will bear interest at a rate of LIBOR plus 3.50%.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Name

4.1

Additional Facility S Accession Agreement, dated January 19, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility S Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility T Accession Agreement, dated January 19, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.3

Indenture dated January 20, 2010 among UPCB Finance, The Bank of New York Mellon, as trustee, registrar, transfer agent, principal paying agent and security agent, and The Bank of New York Mellon, London Branch, as Transparency Directive Agent.

4.4

Additional Facility V Accession Agreement, dated January 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPCB Finance as Additional Facility V Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2010

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name

4.1

Additional Facility S Accession Agreement, dated January 19, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility S Lender, under the UPC Broadband Holding Bank Facility.

4.2

Additional Facility T Accession Agreement, dated January 19, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility T Lender, under the UPC Broadband Holding Bank Facility.

4.3

Indenture dated January 20, 2010 among UPCB Finance, The Bank of New York Mellon, as trustee, registrar, transfer agent, principal paying agent and security agent, and The Bank of New York Mellon, London Branch, as Transparency Directive Agent.

4.4

Additional Facility V Accession Agreement, dated January 20, 2010, among UPC Financing as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPCB Finance as Additional Facility V Lender, under the UPC Broadband Holding Bank Facility.